UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2023

OCEAN BIOMEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40793	87-1309280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Claverick St., Room 325

Providence, RI 02903

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (401) 444-7375

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	OCEA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	OCEAW	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 9, 2023, Ocean Biomedical, Inc. (“Ocean Biomedical”) received information related to an interpretation of the Staff of the U.S. Securities and Exchange Commission (the “SEC”) that Ocean Biomedical understands is applicable to SPAC-related companies that have entered into “forward purchase agreements,” “pre-paid forward transactions,” and/or “backstop agreements” (collectively, “Forward Purchase Agreements”). The interpretation relates to the accounting and reporting for certain Forward Purchase Agreements for which the repurchase price has been partially prepaid; in particular, that the prepayment amount may not be reported as an asset.

On November 10, 2023, the Audit Committee of Ocean Biomedical, after considering the recommendations of management, concluded that Ocean Biomedical’s previously issued consolidated financial statements as of and for the quarters ended March 31, 2023 and June 30, 2023 (collectively, the “Previous Financial Statements”), included in Ocean Biomedical’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, its Registration Statement on Form S-1 (Registration No. 333-271392) effective June 22, 2023, and its Registration on Form S-1 (Registration No. 333-272859) effective July 7, 2023, should no longer be relied upon. Similarly, any other previously filed or furnished reports, related earnings releases, guidance, investor presentations, or similar communications of the Company describing the Previous Financial Statements should no longer be relied upon.

The determination relates to Ocean Biomedical’s interpretation of the aforementioned accounting guidance applicable to the Company’s OTC Equity Prepaid Forward Transaction, amended and restated as of February 12, 2023, with Vellar Opportunity Fund SPV LLC-Series 3 (as assigned in part to Meteora Special Opportunity Fund I, LP, Meteora Select Trading Opportunities Master, LP and Meteora Capital Partners, LP (collectively “Meteora”) and Polar Multi-Strategy Master Fund (“Polar”), the “Backstop Agreement”). The Company determined that the prepayment amount under the Backstop Agreement, currently recorded as the backstop forward purchase agreement asset in the condensed consolidated balance sheets of the Previous Financial Statements, should be accounted for in the Stockholders’ Deficit section of the condensed consolidated balance sheets, and that the value of the prepaid forward transaction, including the minimum maturity consideration, should be accounted for as liabilities in its condensed consolidated balance sheet for the relevant periods.

The Company’s management and the Audit Committee have discussed the matters described herein with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2023

OCEAN BIOMEDICAL, INC.

By:	/s/ Elizabeth Ng
Elizabeth Ng
Chief Executive Officer